EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the common shares of Validus Holdings Ltd. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing.  In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February __, 2010.

BANK OF AMERICA CORPORATION
By:	/s/ Debra I. Cho Name: Debra I. Cho Title: Senior Vice President

MERRILL LYNCH & CO., INC
By:	/s/ Lawrence Emerson Name: Lawrence Emerson Title: Authorized Signatory

MERRILL LYNCH GROUP, INC.
By:	/s/ Jonathan N. Santelli Name: Jonathan N. Santelli Title: Authorized Signatory

MERRILL LYNCH GP INC.
By:	/s/ Melanie G. Marino Name: Melanie G. Marino Title: Assistant Secretary

ML GLOBAL PRIVATE EQUITY PARTNERS, L.P. By: Merrill Lynch GP, Inc., its general partner
By:	/s/ Melanie G. Marino Name: Melanie G. Marino Title: Assistant Secretary

CUSIP No. BMG9319H1025

MLGPE LTD.
By:	/s/ Melanie G. Marino Name: Melanie G. Marino Title: Assistant Secretary

ML GLOBAL PRIVATE EQUITY FUND, L.P. By: MLGPE Ltd., its general partner
By:	/s/ Melanie G. Marino Name: Melanie G. Marino Title: Assistant Secretary

MERRILL LYNCH VENTURES, LLC
By:	/s/ Melanie G. Marino Name: Melanie G. Marino Title: Assistant Secretary

MERRILL LYNCH VENTURES L.P. 2001 By: Merrill Lynch Ventures, LLC, its general partner
By:	/s/ Melanie G. Marino Name: Melanie G. Marino Title: Assistant Secretary

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
By:	/s/ Lawrence Emerson Name: Lawrence Emerson Title: Authorized Signatory

GMI INVESTMENTS, INC.
By:	/s/ Melanie G. Marino Name: Melanie G. Marino Title: Assistant Secretary

CUSIP No. BMG9319H1025

BANK OF AMERICA, NATIONAL ASSOCIATION
By:	/s/ Debra Cho Name: Debra Cho Title: Senior Vice President

BANC OF AMERICA INVESTMENT ADVISORS, INC.
By:	/s/ Jeffrey Cullen Name: Jeffrey Cullen Title: Vice President

MERRILL LYNCH BANK & TRUST CO., FSB
By:	/s/ Jennifer Marre Name: Jennifer Marre Title: Corporate Secretary

COLUMBIA MANAGEMENT ADVISORS, LLC
By:	/s/ Robert McConnaughey Name: Robert McConnaughey Title: Principal

BANC OF AMERICA SECURITIES LLC
By:	/s/ Adam Strouse Name: Adam Strouse Title: Attorney-In-Fact

MERRILL LYNCH INTERNATIONAL
By:	/s/ Sajjad Rashid Name: Sajjad Rashid Title: Chief Operating Officer, EMEA